SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 17, 2002


                                Mind2Market, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         COLORADO                      000-28711           84-1361341
     ---------------                 ------------         -------------
(State or other jurisdiction         (Commission          (IRS Employer
      of incorporation)              File Number)         Identification No.)


777 S. Wadsworth Blvd., Suite B1-200, Lakewood, CO       80226
--------------------------------------------------      -------
(Address of principal executive offices)             (Postal Code)


Registrant's telephone number, including area code:  (866) 537-0340
                                                     --------------

Item 1. CHANGES IN CONTROL OF REGISTRANT

         None.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         None.

Item 3. BANKRUPTCY OR RECEIVERSHIP

         None.

Item 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         None.

Item 5. OTHER EVENTS

        On April 4, 2002, Michael Novak resigned as Director.

Item 6. APPOINTMENT OF NEW DIRECTORS OR OFFICERS

        None

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        None.

Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None

                                   Signatures

         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 17, 2002


                                           MIND2MARKET, INC.


                                           By: /s/ James R. Clark
                                               -------------------------------
                                               James R. Clark, CEO